Exhibit 99.1
PRESS RELEASE

FTAI Infrastructure Inc. Reports Third Quarter 2024 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, October 30, 2024 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the third quarter 2024. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q3’24
Net Loss Attributable to Stockholders	$(49,971)
Basic and Diluted Loss per Share of Common Stock	$(0.45)
Adjusted EBITDA (1)	$36,928
Adjusted EBITDA - Four core segments (1)(2)	$42,543
_______________________________
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
Third Quarter 2024 Dividends
On October 30, 2024, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended September 30, 2024, payable on November 19, 2024 to the holders of record on November 12, 2024.
Business Highlights
•Signed long-term contract and additional LOI at Repauno and commenced construction for phase 2 transloading system.
•Construction projects at Jefferson progressing on schedule, on budget for contracts commencing in 2025.
•Long Ridge power plant operated at a 99% capacity factor; new capacity pricing for 2025-26 season represents $16 million of incremental annual Adj. EBITDA and expected to continue for foreseeable future(1).
(1)Represents management’s estimates; actual results may vary.
Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Thursday, October 31, 2024 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register.vevent.com/register/BI0831790884ec4e0b9c259fbb54b3c628. Once registered, participants will receive a dial-in and unique pin to access the call.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Thursday, October 31, 2024 through 11:30 A.M. on Thursday, November 7, 2024 on https://ir.fipinc.com/news-events/events.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.
About FTAI Infrastructure Inc.
FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Transtar’s continued momentum, and Long Ridge’s potential ability to add substantial EBITDA for mid-2025 to mid-2026 period. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.
For further information, please contact:
Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues
Total revenues	$83,311	$80,706	$250,733	$239,032

Expenses
Operating expenses	62,766	68,416	188,566	196,353
General and administrative	2,989	2,485	10,690	9,388
Acquisition and transaction expenses	2,526	649	4,373	1,554
Management fees and incentive allocation to affiliate	2,807	3,238	8,584	9,304
Depreciation and amortization	19,492	20,150	60,176	60,577
Asset impairment	—	—	—	743
Total expenses	90,580	94,938	272,389	277,919

Other (expense) income
Equity in losses of unconsolidated entities	(14,308)	(9,914)	(38,998)	(7,173)
Gain (loss) on sale of assets, net	2,758	(263)	2,595	260
Gain (loss) on modification or extinguishment of debt	747	(2,020)	(8,423)	(2,020)
Interest expense	(31,513)	(25,999)	(88,796)	(73,431)
Other income	6,537	2,387	15,865	3,978
Total other expense	(35,779)	(35,809)	(117,757)	(78,386)
Loss before income taxes	(43,048)	(50,041)	(139,413)	(117,273)
(Benefit from) provision for income taxes	(92)	8	1,980	2,560
Net loss	(42,956)	(50,049)	(141,393)	(119,833)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(9,963)	(9,932)	(32,053)	(30,101)
Less: Dividends and accretion of redeemable preferred stock	16,978	15,984	51,563	45,811
Net loss attributable to stockholders	$(49,971)	$(56,101)	$(160,903)	$(135,543)

Loss per share:
Basic	$(0.45)	$(0.55)	$(1.51)	$(1.32)
Diluted	$(0.45)	$(0.55)	$(1.51)	$(1.32)
Weighted average shares outstanding:
Basic	109,723,831	102,820,651	106,317,677	102,800,818
Diluted	109,723,831	102,820,651	106,317,677	102,800,818

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$20,295	$29,367
Restricted cash	124,338	58,112
Accounts receivable, net	55,168	55,990
Other current assets	47,266	42,034
Total current assets	247,067	185,503
Leasing equipment, net	36,173	35,587
Operating lease right-of-use assets, net	68,859	69,748
Property, plant, and equipment, net	1,624,906	1,630,829
Investments	54,148	72,701
Intangible assets, net	47,237	52,621
Goodwill	275,367	275,367
Other assets	83,732	57,253
Total assets	$2,437,489	$2,379,609

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$152,957	$130,796
Operating lease liabilities	7,270	7,218
Other current liabilities	13,449	12,623
Total current liabilities	173,676	150,637
Debt, net	1,535,679	1,340,910
Operating lease liabilities	61,651	62,441
Other liabilities	46,379	87,530
Total liabilities	1,817,385	1,641,518

Commitments and contingencies	—	—

Redeemable preferred stock ($0.01 par value per share; 200,000,000 shares authorized; 300,000 shares issued and outstanding as of September 30, 2024 and December 31, 2023; redemption amount of $436.8 million and $446.5 million at September 30, 2024 and December 31, 2023)	366,913	325,232

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 113,745,115 and 100,589,572 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively)	1,137	1,006
Additional paid in capital	785,734	843,971
Accumulated deficit	(291,513)	(182,173)
Accumulated other comprehensive loss	(124,587)	(178,515)
Stockholders' equity	370,771	484,289
Non-controlling interest in equity of consolidated subsidiaries	(117,580)	(71,430)
Total equity	253,191	412,859
Total liabilities, redeemable preferred stock and equity	$2,437,489	$2,379,609

FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(141,393)	$(119,833)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in losses of unconsolidated entities	38,998	7,173
Gain on sale of assets, net	(2,595)	(260)
Loss on modification or extinguishment of debt	8,423	2,020
Gain on sale of easement	(3,486)	—
Equity-based compensation	6,768	5,814
Depreciation and amortization	60,176	60,577
Asset impairment	—	743
Change in deferred income taxes	1,187	2,148
Change in fair value of non-hedge derivative	—	1,125
Amortization of deferred financing costs	6,370	4,910
Amortization of bond discount	4,419	3,472
Provision for credit losses	569	1,661
Change in:
Accounts receivable	253	(5,547)
Other assets	(5,982)	17,387
Accounts payable and accrued liabilities	17,676	15,130
Other liabilities	1,394	1,266
Net cash used in operating activities	(7,223)	(2,214)

Cash flows from investing activities:
Investment in unconsolidated entities	(2,273)	(6,070)
Investment in convertible promissory notes	(31,500)	(51,044)
Acquisition of business, net of cash acquired	—	(4,448)
Acquisition of leasing equipment	(1,627)	—
Acquisition of property, plant and equipment	(53,322)	(78,712)
Investment in equity instruments	(5,000)	—
Proceeds from sale of leasing equipment	—	116
Proceeds from sale of property, plant and equipment	598	1,148
Proceeds from sale of easement	3,486	—
Net cash used in investing activities	(89,638)	(139,010)

Cash flows from financing activities:
Proceeds from debt, net	449,689	162,100
Repayment of debt	(247,594)	(75,131)
Payment of financing costs	(10,397)	(6,472)
Cash dividends - common stock	(9,707)	(9,254)
Cash dividends - redeemable preferred stock	(9,723)	—
Settlement of equity-based compensation	(3,214)	(90)
Distributions to non-controlling interests	(15,039)	(1,647)
Net cash provided by financing activities	154,015	69,506

Net increase (decrease) in cash and cash equivalents and restricted cash	57,154	(71,718)
Cash and cash equivalents and restricted cash, beginning of period	87,479	149,642
Cash and cash equivalents and restricted cash, end of period	$144,633	$77,924

Key Performance Measures
The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.
Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to stockholders, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest and other costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion of redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net loss attributable to stockholders to Adjusted EBITDA for the three and nine months ended September 30, 2024 and 2023:

	Three Months Ended September 30,		Change	Nine Months Ended September 30,		Change
(in thousands)	2024	2023		2024	2023
Net loss attributable to stockholders	$(49,971)	$(56,101)	$6,130	$(160,903)	$(135,543)	$(25,360)
Add: (Benefit from) provision for income taxes	(92)	8	(100)	1,980	2,560	(580)
Add: Equity-based compensation expense	2,629	4,277	(1,648)	6,768	5,814	954
Add: Acquisition and transaction expenses	2,526	649	1,877	4,373	1,554	2,819
Add: (Gains) losses on the modification or extinguishment of debt and capital lease obligations	(747)	2,020	(2,767)	8,423	2,020	6,403
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	1,125	(1,125)
Add: Asset impairment charges	—	—	—	—	743	(743)
Add: Incentive allocations	—	—	—	—	—	—
Add: Depreciation and amortization expense (1)	20,725	20,150	575	63,418	60,577	2,841
Add: Interest expense	31,513	25,999	5,514	88,796	73,431	15,365
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	5,625	5,554	71	15,090	20,630	(5,540)
Add: Dividends and accretion of redeemable preferred stock	16,978	15,984	994	51,563	45,811	5,752
Add: Interest and other costs on pension and OPEB liabilities	(248)	480	(728)	214	1,440	(1,226)
Add: Other non-recurring items (3)	—	1,131	(1,131)	—	2,470	(2,470)
Less: Equity in losses of unconsolidated entities	14,308	9,914	4,394	38,998	7,173	31,825
Less: Non-controlling share of Adjusted EBITDA (4)	(6,318)	(5,410)	(908)	(20,305)	(15,577)	(4,728)
Adjusted EBITDA (non-GAAP)	$36,928	$24,655	$12,273	$98,415	$74,228	$24,187
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(1)Includes the following items for the three months ended September 30, 2024 and 2023: (i) depreciation and amortization expense of $19,492 and $20,150 and (ii) capitalized contract costs amortization of $1,233 and $—, respectively. Includes the following items for the nine months ended September 30, 2024 and 2023: (i) depreciation and amortization expense of $60,176 and $60,577 and (ii) capitalized contract costs amortization of $3,242 and $—, respectively.
(2)Includes the following items for the three months ended September 30, 2024 and 2023: (i) net loss of $(14,352) and $(9,941), (ii) interest expense of $10,826 and $8,830, (iii) depreciation and amortization expense of $6,911 and $6,965, (iv) acquisition and transaction expenses of $47 and $50, (v) changes in fair value of non-hedge derivative instruments of $(2,572) and $(352), (vi) equity-based compensation of $— and $2, (vii) asset impairment of $24 and $—, (viii) equity method basis adjustments of $17 and $— and (ix) loss on modification or extinguishment of debt of $4,724 and $—, respectively. Includes the following items for the nine months ended September 30, 2024 and 2023: (i) net loss of $(39,132) and $(7,283), (ii) interest expense of $32,901 and $25,166, (iii) depreciation and amortization expense of $20,091 and $20,598, (iv) acquisition and transaction expenses of $97 and $307, (v) changes in fair value of non-hedge derivative instruments of $(4,394) and $(18,162), (vi) equity-based compensation of $2 and $4, (vii) asset impairment of $274 and $—, (viii) equity method basis adjustments of $49 and $—, (ix) loss on modification or extinguishment of debt of $4,724 and $— and (x) other non-recurring items of $478 and $—, respectively.
(3)Includes the following item for the three and nine months ended September 30, 2023: certain non-cash expenses related to cancellation of RSUs and Railroad severance expense of $1,131 and $2,470, respectively.
(4)Includes the following items for the three months ended September 30, 2024 and 2023: (i) equity-based compensation of $240 and $718, (ii) benefit from income taxes of $(98) and $(19), (iii) interest expense of $3,078 and $1,821, (iv) depreciation and amortization expense of $3,274 and $2,870, (v) acquisition and transaction expense of $— and $19, (vi) interest and other costs on pension and OPEB liabilities of $(1) and $1 and (vii) loss on modification or extinguishment of debt of $(175) and $—, respectively. Includes the following items for the nine months ended September 30, 2024 and 2023: (i) equity-based compensation of $939 and $904, (ii) (benefit from) provision for income taxes of $(374) and $69, (iii) interest expense of $7,906 and $5,558, (iv) depreciation and amortization expense of $9,855 and $8,950, (v) changes in fair value of non-hedge derivative instruments of $— and $61, (vi) acquisition and transaction expense of $3 and $27, (vii)

interest and other costs on pension and OPEB liabilities of $1 and $3, (viii) asset impairment of $— and $2, (ix) loss on modification or extinguishment of debt of $1,975 and $— and (x) other non-recurring items of $— and $3, respectively.

The following tables sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for our four core segments for the three months ended September 30, 2024:

	Three Months Ended September 30, 2024
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders	$14,528	$(8,009)	$(4,987)	$(8,562)	$(7,030)
Add: Provision for (benefit from) income taxes	1,174	(426)	(73)	—	675
Add: Equity-based compensation expense	547	673	1,306	—	2,526
Add: Acquisition and transaction expenses	95	—	—	1,681	1,776
Add: Gains on the modification or extinguishment of debt and capital lease obligations	—	(747)	—	—	(747)
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—
Add: Asset impairment charges	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation and amortization expense (1)	4,936	13,221	2,489	—	20,646
Add: Interest expense	78	13,107	92	—	13,277
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	—	—	—	7,512	7,512
Add: Dividends and accretion of redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	(248)	—	—	—	(248)
Add: Other non-recurring items	—	—	—	—	—
Less: Equity in losses of unconsolidated entities	—	—	—	10,474	10,474
Less: Non-controlling share of Adjusted EBITDA (3)	(30)	(6,055)	(233)	—	(6,318)
Adjusted EBITDA (non-GAAP)	$21,080	$11,764	$(1,406)	$11,105	$42,543
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(1)Jefferson Terminal
Includes the following items for the three months ended September 30, 2024: (i) depreciation and amortization expense of $11,988 and (ii) capitalized contract costs amortization of $1,233.
(2)Power and Gas
Includes the following items for the three months ended September 30, 2024: (i) net loss of $(10,489), (ii) interest expense of $9,544, (iii) depreciation and amortization expense of $6,217, (iv) acquisition and transaction expenses of $47, (v) changes in fair value of non-hedge derivative instruments of $(2,572), (vi) asset impairment of $24, (vii) equity method basis adjustments of $17 and (viii) loss on modification or extinguishment of debt of $4,724.
(3)Railroad
Includes the following items for the three months ended September 30, 2024: (i) equity-based compensation of $3, (ii) provision for income taxes of $6, (iii) depreciation and amortization expense of $22 and (iv) interest and other costs on pension and OPEB liabilities of $(1).
Jefferson Terminal
Includes the following items for the three months ended September 30, 2024: (i) equity-based compensation of $157, (ii) benefit from income taxes of $(100), (iii) interest expense of $3,073, (iv) depreciation and amortization expense of $3,100, and (v) loss on modification or extinguishment of debt of $(175).
Repauno
Includes the following items for the three months ended September 30, 2024: (i) equity-based compensation of $80, (ii) benefit from income taxes of $(4), (iii) interest expense of $5 and (iv) depreciation and amortization expense of $152.